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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 24, 2003
Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-49701	84-1159783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41/F, Unit 4113, Office Tower, Convention Plaza
No. 1, Harbour Road, Wanchai, Hong Kong
(Address of principal executive offices, including zip code)

(011) (852) 2802-2118
(Registrant's telephone number, including area code)

Goaltimer International, Inc.
(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        We are amending and superseding the entire disclosure previously set forth in Item 4 of our Report on Form 8-K dated January 24, 2003 (and filed by prior management on February 14, 2003) regarding the dismissal of Michael Johnson & Co. LLC, Certified Public Accountants.

        We have become aware that prior management of the Company had re-engaged Michael Johnson & Co. LLC to audit our financial statements as of December 31, 2002 and 2001, pursuant to an engagement letter dated February 6, 2003. Moores Rowland, Hong Kong was not engaged by the Board of Directors as the new certifying accountants on January 22, 2003.

        (a)   (i) On June 23, 2003, Michael Johnson & Co. LLC, Denver, Colorado, resigned as the principal independent accountant to audit the financial statements of Pacific Vegas Global Strategies, Inc.

          (ii)   The principal accountant's report on our financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

          (iii)  The decision to change accountants was recommended and approved by our Board of Directors.

          (iv)  During our two most recent fiscal years and any later interim period, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          (v)   We have provided the former accountant with a copy of the disclosures we are making in response to this Item. We have requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us and, if not, stating the respects in which it does not agree. We are filing that letter as an exhibit to this report.

        (b)   On June 23, 2003, we engaged Moores Rowland, Hong Kong, certified public accountants, as our principal accountant to audit our financial statements. During our two most recent fiscal years, and any later interim period prior to engaging Moores Rowland, Hong Kong, we did not consult the new accountant regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and either written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in (iv) above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        We intend to file amended financial statements to restate the following financial information set forth in our Report on Form 8-K dated January 24, 2003 (and filed on February 14, 2003):

  •
  Audited financial statements of Goaltimer International, Inc ("GTI") as of and for the years ended December 31, 2002 and 2001;

  •
  Audited financial statements of Cyber Technology Group Holdings Limited ("CTG") as of December 31, 2002 and 2001, and for each of the years in the two-year period ended December 31, 2002 and the period ended December 31, 2000; and

  •
  Pro-forma combined balance sheet of GTI and CTG as of December 31, 2002 and pro-forma combined income statement for the year ended December 31, 2002.

  The prior financial statements should not be relied upon.

        We expect to file amended financial statements within 30 days.

(c)
Exhibits. 16. Letter re change in certifying accountant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC. (Registrant)
Date: July 3, 2003	By:	/s/ RAYMOND CHOU Raymond Chou, Chairman and CEO

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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES